Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Assets
Cash and cash equivalents	$ 558	$ 722
Accrued interest on loans	78	27
Deferred financing costs, net	630	649
Loans receivable, net	8,097	4,045
Other assets	13	14
Total assets	9,376	5,457
Liabilities and Members' Capital
Customer interest escrow	318	255
Accounts payable and accrued expense	199	59
Notes payable unsecured	5,802	3,239
Notes payable related party	0	0
Total liabilities	6,319	3,553
Commitments and Contingencies (Notes 4 and 8)
Series B preferred equity	1,000	0
Class A common equity	2,057	1,904
Members' capital	3,057	1,904
Total liabilities and members' capital	$ 9,376	$ 5,457